UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2023, Neptune Wellness Solutions Inc. (the “Company”) entered into a binding term sheet (the "Term Sheet") with NH Expansion Credit Fund Holdings L.P. ("Morgan Stanley" or "MSEC"). providing Neptune with an option to exchange its existing Sprout debt for Sprout equity, on or prior to November 13, 2023 (the "Exchange"). The Exchange would substantially reduce Sprout's debt. The Exchange would be subject to the execution of definitive agreements and receipt of required consents.

The term sheet further provides for amendments to remaining Sprout promissory notes in the event that the Exchange is consummated, including that such promissory notes would have their maturity date extended to June 30, 2025 and the termination of the guarantee currently provided by the Company. The term sheet further specifies certain terms governing a transaction that, if consummated, would result in Sprout becoming an independent trading entity. There can be no assurances that such a transaction or the Exchange will be consummated.

The foregoing summary of the Term Sheet does not purport to be complete and are qualified in their entirety by reference to the text of the Term Sheet, copies of which has been filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and incorporated herein by reference.

Item 2.02 Results of Operation and Financial Condition.

On August 17, 2023, Neptune Wellness Solutions Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2023. A copy of the press release is furnished hereto as Exhibit 99.1.

The information provided in this Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 17, 2023, the Company issued a press release announcing the execution of the Term Sheet. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Summary Restructuring Term Sheet, dated August 16, 2023, between the Company and NH Expansion Credit Fund Holdings L.P. (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q dated August 17, 2023)

99.1	Press release, dated August 17, 2023
99.2	Press release, dated August 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	August 22, 2023	By:	/s/ Lisa Gainsborg
Lisa Gainsborg Interim Chief Financial Officer